EXHIBIT 10.7

RECAPITALIZATION AGREEMENT

This Recapitalization Agreement (this “Agreement”), dated as of July             , 2017, is entered into by and among PetIQ, Inc., a Delaware corporation (“PetIQ Corporation”), PetIQ Holdings, LLC, a Delaware limited liability company (“PetIQ LLC”), the Continuing LLC Owners (as defined herein), the C-Corp LLC Owners (as defined herein) and the C-Corp LLC Owner Parents (as defined herein). The parties hereto are collectively referred to herein as the “Parties.”

WHEREAS, the Board of Directors of PetIQ Corporation (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of shares of PetIQ Corporation’s Class A Common Stock (as defined herein);

WHEREAS, the Parties desire to and hereby agree to effect the Recapitalization Transactions (as defined herein) immediately prior to the Pricing (as defined herein), subject to the terms and conditions herein;

WHEREAS, in connection with the consummation of the Recapitalization Transactions and in contemplation of the IPO, the applicable Parties hereto shall enter into the Recapitalization Documents (as defined herein); and

WHEREAS, the Parties intend to treat the exchanges of assets for stock of PetIQ Corporation and other consideration (including any relevant Preference Notes (as defined herein)) pursuant to this Agreement as exchanges governed by Section 351 of the Code (as defined herein).

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” when used with reference to another Person means any Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person. In addition, Affiliates of any Person that is an entity shall include all the directors, managers, officers and employees of such entity in their capacities as such.

“Agreement” has the meaning set forth in the preamble hereof.

“Board” has the meaning set forth in the Recitals hereof.

“C-Corp Contribution” has the meaning set forth in Section 3(a)(iii) hereof.

“C-Corp LLC Owner Parents” means Eos Partners, L.P., Eos Capital Partners IV, L.P. and Highland Consumer Fund I-B Limited Partnership.

“C-Corp LLC Owners” means ECP IV TS Investor Co., Eos TS Investor Co. and HCP – TS Blocker Corp.

“Class A Common Stock” shall mean Class A Common Stock, par value $0.0001 per share, of PetIQ Corporation.

“Class B Common Stock” shall mean Class B Common Stock, par value $0.0001 per share, of PetIQ Corporation.

“Class A Units” means the Class A Units of PetIQ LLC as defined in the Existing LLC Agreement.

“Class B Units” means the Class B Units of PetIQ LLC as defined in the Existing LLC Agreement.

“Class C Units” means the Class C Units of PetIQ LLC as defined in the Existing LLC Agreement.

“Class D Units” means the Class D Units of PetIQ LLC as defined in the Existing LLC Agreement.

“Class E Units” means the Class E Units of PetIQ LLC as defined in the Existing LLC Agreement.

“Class F Units” means the Class F Units of PetIQ LLC as defined in the Existing LLC Agreement.

“Class P Units” means the Class P Units of PetIQ LLC as defined in the Existing LLC Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Units” means the common units of PetIQ LLC following the Reclassification.

“Continuing LLC Owner Sale Agreement” means the Continuing LLC Owner Sale Agreement, dated [ ], 2017, by and between PetIQ Corporation and the Continuing LLC Owners.

“Continuing LLC Owners” means the holders of Common Units other than PetIQ Corporation and the C-Corp LLC Owners.

“Contribution Agreement” means the Contribution Agreement, dated [ ], 2017, by and between PetIQ Corporation and the C-Corp LLC Owner Parents.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing LLC Agreement” means the Fifth Amended and Restated Limited Liability Company Agreement of PetIQ LLC, dated as of December 8, 2014.

“Form 8-A Effective Time” means the date and time on which the Form 8-A Registration Statement becomes effective.

“Form 8-A Registration Statement” means the registration statement on Form 8-A filed by PetIQ Corporation under the Exchange Act with the SEC to register the Class A Common Stock.

“IPO” has the meaning set forth in the Recitals hereof.

“New LLC Agreement” means the Sixth Amended and Restated Limited Liability Company Agreement of PetIQ LLC, dated as of the date hereof.

“Parties” has the meaning set forth in the preamble hereof.

“Person” means an individual, a partnership, a joint venture, an association, a corporation, a trust, an estate, a limited liability company, a limited liability partnership, an unincorporated entity of any kind, a governmental entity or any other legal entity.

“PetIQ Corporation” has the meaning set forth in the preamble hereof.

“PetIQ Corporation Charter” has the meaning set forth in Section 3(a)(i) hereof.

“PetIQ LLC” has the meaning set forth in the preamble hereof.

“Preference Note” means a note issued by PetIQ Corporation representing the amount to be paid to a C-Corp LLC Owner Parent or Continuing LLC Owner, as applicable, immediately upon the consummation of the IPO.

“Pricing” means such date and time as the Board or the pricing committee thereof determines the pricing of the IPO.

“Recapitalization Documents” means the agreements and documents identified in Section 3 hereof and all other agreements and documents entered into in connection with the Recapitalization Transactions identified by the board of managers of PetIQ LLC.

“Recapitalization Transactions” has the meaning set forth in Section 3 hereof.

“Reclassification” has the meaning set forth in Section 3(b)(i) hereof.

“Registration Rights Agreement” has the meaning set forth in Section 3(e) hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

2.	Other Definitional Provisions. In this Agreement, unless otherwise specified or where the context otherwise requires:

a.	the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;

b.	words importing any gender shall include other genders;

c.	words importing the singular only shall include the plural and vice versa;

d.	the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”;

e.	the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

f.	references to “Sections” shall be to Sections of or to this Agreement;

g.	references to any Person include the successors and permitted assigns of such Person;

h.	the use of the words “or,” “either” and “any” shall not be exclusive;

i.	wherever a conflict exists between this Agreement and any other agreement among parties hereto, this Agreement shall control but solely to the extent of such conflict;

j.	references to “$” or “dollars” means the lawful currency of the United States of America;

k.	references to any agreement, contract or schedule, unless otherwise stated, are to such agreement, contract or schedule as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

l.	the parties hereto have participated collectively in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, it is the intention of the parties that this Agreement shall be construed as if drafted collectively by the parties hereto, and that no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

3. Recapitalization. Subject to the terms and conditions set forth herein, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the Parties hereby agree to take the following actions described in this Section 3 in the order in which they appear below (collectively, the “Recapitalization Transactions”), which the Parties agree shall occur immediately prior to the Pricing.

a.	Adoption of Charter and Bylaws; Contribution of the C-Corp LLC Owners.

i.	PetIQ Corporation shall adopt and file with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation, substantially in the form attached hereto as Exhibit A (the “PetIQ Corporation Charter”).

ii.	PetIQ Corporation shall adopt bylaws, substantially in the form attached hereto as Exhibit B.

iii.	Pursuant to the Contribution Agreement: the C-Corp LLC Owner Parents shall contribute each C-Corp LLC Owner to PetIQ Corporation (the “C-Corp Contribution”), and as consideration for the C-Corp Contribution, each C-Corp LLC Owner Parent shall receive (A) a Preference Note from PetIQ Corporation in the amount set forth on Schedule I and (B) a number of shares of Class A Common Stock as set forth on Schedule I.

b.	Reclassification; Amendment and Restatement of Existing LLC Agreement.

i.	Immediately following the C-Corp Contribution, the issued and outstanding Class A Units, Class B Units, Class C Units, Class D Units, Class E Units, Class F Units and Class P Units shall be reclassified into a number of Common Units as calculated by the board of managers of PetIQ LLC (the “Reclassification”); provided, however, that any Common Units reclassified from Class P Units subject to vesting conditions as of the date hereof will be subject to such same vesting conditions. In connection with the Reclassification, each Continuing LLC Owner shall receive a number of Common Units as set forth on Schedule II.

ii.	No fractional Common Units shall be issued. In lieu of fractional Common Units, a Party otherwise entitled to a fractional interest in a Common Unit shall receive the nearest whole number of Common Units (with fractions equal to exactly 0.5 being rounded up).

iii.	The board of managers of PetIQ LLC shall adopt the New LLC Agreement, substantially in the form attached hereto as Exhibit C, to give effect to the foregoing and, among other things, appoint PetIQ Corporation as the sole managing member of PetIQ LLC. Upon the New LLC Agreement having become effective, each of the Parties hereto irrevocably and unconditionally waives any rights or claims it had pursuant to the Existing LLC Agreement.

c.	Continuing LLC Owner Sale Agreement. Immediately following Reclassification, pursuant to the Continuing LLC Owner Sale Agreement: certain Continuing LLC Owners shall sell certain units of PetIQ LLC to PetIQ Corporation, as consideration and in exchange for each Continuing LLC Owner receiving a Preference Note from PetIQ Corporation in the amount set forth on Schedule I.

d.	Issuance of Class B Common Stock. Immediately following the Reclassification and pursuant to the PetIQ Corporation Charter, PetIQ Corporation will issue to each holder of Common Units (other than any holder of Common Units that is PetIQ Corporation or a C-Corp LLC Owner) a number of shares of Class B Common Stock (equal to the number of Common Units then held by such holder) as set forth on Schedule I in exchange for $0.001 of cash per Class B Common Stock.

e.	Execution of Registration Rights Agreement. Immediately following the Reclassification and the issuance of Class B Common Stock, PetIQ Corporation, the Continuing LLC Owners and the C-Corp LLC Owner Parents shall enter into the Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”).

4.     Consent to the Recapitalization Transactions and the IPO.

a.	Each of the Parties hereto hereby acknowledges, agrees and consents to all of the Recapitalization Transactions. Each of the Parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Recapitalization Transactions and the IPO.

b.	The Parties hereto shall deliver to each other, as applicable, prior to the Form 8-A Effective Time executed original copies of each of the Recapitalization Documents to which it is a Party, together with any other documents and instruments necessary or desirable to be delivered in connection with the Recapitalization Transactions.

5.     No Liabilities in Event of Termination; Certain Covenants. In the event that PetIQ Corporation determines to abandon the IPO (whether before or after the Pricing) or in the event that the Pricing does not occur by December 31, 2017, after the occurrence of some or all of the events described in Section 3, the Parties agree, as applicable, (a) to amend the applicable Recapitalization Documents so that the governance, transfer restrictions, liquidity rights and other provisions therein with respect to PetIQ Corporation and each of its respective direct and indirect subsidiaries correspond in the aggregate in all substantive respects with the provisions contained in the Existing LLC Agreement and (b) to the extent possible and without material adverse effect on any Party, to rescind the other transfers, exchanges and other actions described in Section 3 and consummated prior to such abandonment or such failure of the Pricing to occur, as applicable. Notwithstanding anything to the contrary herein, each of the Parties hereto hereby agrees that in the event PetIQ Corporation undergoes a stock split or a reverse stock split prior to the closing of the IPO, Schedule I hereto shall automatically be amended to reflect such stock split or reverse stock split by adjusting the number of Common Units and the shares of Class B Common Stock in the same proportion as such stock split or reverse stock split.

6.	Representations, Warranties and Agreements.

a.	Representations and Warranties. Each Party hereby represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement, and as of the date of the Recapitalization Transactions:

i.	To the extent such Party is not an individual, such Party (A) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, (B) has duly authorized by all necessary action the execution, delivery and performance of this Agreement and the applicable Recapitalization Documents and (C) has the requisite power, authority and legal right to execute and deliver this Agreement and each of the Recapitalization Documents, to the extent a Party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.

ii.	To the extent such Party is an individual, such Party (A) has duly authorized by all necessary action the execution, delivery and performance of this Agreement and the applicable Recapitalization Documents and (B) has the requisite capacity, power, authority and legal right to execute and deliver this Agreement and each of the Recapitalization Documents, to the extent a Party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.

iii.	This Agreement and each of the Recapitalization Documents to which it is a Party has been (or when executed will be) duly executed and delivered by such Party and constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (B) general equitable principles (whether considered in a proceeding in equity or at law) and (C) an implied covenant of good faith and fair dealing.

iv.	Neither the execution, delivery and performance by such Party of this Agreement and the applicable Recapitalization Documents, to the extent a Party thereto, nor the consummation by such Party of the transactions contemplated hereby, nor compliance by such Party with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (A) contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organization documents of such Party (to the extent such Party is not an individual), (B) constitute a violation by such Party of any existing requirement of law applicable to such Party or any of its properties, rights or assets or (C) require the consent or approval of any Person, except in the case of clauses (B) and (C), as would not reasonably be expected to result in, individual or in the aggregate, a material adverse effect on the ability of such Party to consummate the transaction contemplated by this Agreement.

v.	Such Party (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Recapitalization Transactions. Such Party has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Recapitalization Transactions and has had full access to such other information concerning the Recapitalization Transactions as it has requested. Such Party has received all information that it believes is necessary or appropriate in connection with the Recapitalization Transactions. Such Party is an informed and sophisticated party and has engaged, to the extent such Party deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Such Party is an accredited investor as that term is defined in Regulation D under the Securities Act. Such Party understands that the securities acquired hereunder have not been registered and agrees to resell such securities pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or, if applicable, in accordance with the provisions of Regulation S under the Securities Act.

vi.	Such Party acknowledges that (A) Schedule I and Schedule II state the consideration such Party received in connection with the Recapitalization Transactions and set forth the capitalization of each of PetIQ Corporation and PetIQ LLC immediately after the consummation of the IPO (exclusive of, in the case of PetIQ Corporation, shares offered to the public), (B) Schedule I and Schedule II are based on an agreed-to hypothetical valuation of PetIQ LLC that is fair and reasonable and (C) the price per share offered in the IPO may be higher or lower than the implied valuation set forth herein. Such Party agrees that Schedule I and Schedule II are accurate, final, binding and non-appealable as to the matters set forth thereon.

b.	Certain Agreements. Each holder of Common Units hereby agrees:

i.	not to transfer shares of Class B Common Stock except when transferring a corresponding number of Common Units in accordance with the New LLC Agreement.

ii.	Certificates or book entries evidencing the shares of Class B Common Stock may bear such restrictive legends as PetIQ Corporation may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS SPECIFIED IN THE RECAPITALIZATION AGREEMENT, DATED AS OF JUNE [ ], 2017, BY AND AMONG PetIQ, INC. AND THE OTHER PARTIES LISTED THEREIN, AS IT MAY BE AMENDED, SUPPLEMENTED AND/OR RESTATED FROM TIME TO TIME.

THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ACQUIRED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.”

7.     Tax Matters. Each Party hereto intends that the transfer of any asset to PetIQ Corporation in exchange for stock of PetIQ Corporation and any other consideration (including any Preference Notes) pursuant to this Agreement be treated as a transfer governed by Section 351 of the Code and, unless otherwise required by applicable law, shall file all tax returns consistently with such intent.

8.	Miscellaneous.

a.	Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of the Board; provided, however, that an amendment or modification that would affect any other Party in a manner materially and disproportionately adverse to such Party shall be effective against such Party so materially and adversely affected only with the prior written consent of such Party, such consent not to be unreasonably withheld or delayed. The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

b.	Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

c.

Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the Party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (iii) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery with written verification of receipt. All communications shall be sent to such Party’s address as set forth below or at such other address as the Party shall have furnished to each other Party in writing in accordance with this provision:

If to PetIQ Corporation or PetIQ LLC, to it at:

PetIQ, Inc.

500 E. Shore Drive, Suite 120

Eagle, Idaho 83616

Email: rmooney@truescience.com

Attn: Robert P. K. Mooney, General Counsel

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: Dominick P. DeChiara

Email: ddechiara@winston.com

Facsimile: (212) 294-4700

and

Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

Fax: (312) 558-5700

Email: jjunewicz@winston.com

Attn: James J. Junewicz

d.	Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as another Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

e.	Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Recapitalization Documents, embodies the complete agreement and understanding among the Parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related to the subject matter hereof in any way.

f.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the state of Delaware. To the fullest extent permitted by law, no suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in the Delaware Chancery Court, and the Parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. To the fullest extent permitted by law, each Party hereto irrevocably waives any right it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the Parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim herein.

g.	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

h.	Enforcement. Each Party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

i.	No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the Parties and no other Person or entity shall be a third Party beneficiary hereof.

j.	Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. A facsimile signature page (or signature page in similar electronic form) hereto shall be treated by the parties for all purposes as equivalent to a manually signed signature page.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PetIQ CORPORATION

PetIQ, INC.

By:

Name:
Title:

PetIQ LLC

PetIQ HOLDINGS, LLC

By:
Name:
Title:

Signature Page to Recapitalization Agreement

CONTINUING LLC OWNERS

HIGHLAND CONSUMER FUND I LIMITED PARTNERSHIP

By:

Name:
Title:

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP

By:

Name:
Title:

Signature Page to Recapitalization Agreement

ROCKHURST LLC

By:

Name:
Title:

Signature Page to Recapitalization Agreement

LABORE ET HONORE, LLC

By:

Name:
Title:

Signature Page to Recapitalization Agreement

GLEN MOORE

Signature Page to Recapitalization Agreement

NATE SMITH

Signature Page to Recapitalization Agreement

RONALD KENNEDY

Signature Page to Recapitalization Agreement

CHRISTENSEN CLASS F, LLC

By:
Name:
Title:

Signature Page to Recapitalization Agreement

TOVEY CALL

Signature Page to Recapitalization Agreement

JEFF CAYWOOD

Signature Page to Recapitalization Agreement

ADAM FELLERS

Signature Page to Recapitalization Agreement

PEARL KUNZ

Signature Page to Recapitalization Agreement

ROBERT MOONEY

Signature Page to Recapitalization Agreement

JOHN NEWLAND

Signature Page to Recapitalization Agreement

BOBBY WREN

Signature Page to Recapitalization Agreement

TRUE SCIENCE FOUNDERS, LLC

By:
Name:
Title:

Signature Page to Recapitalization Agreement

CHRISTENSEN VENTURES LLC

Name:
Title:

Signature Page to Recapitalization Agreement

SCOTT ADCOCK

Signature Page to Recapitalization Agreement

THE JNC 101 TRUST

By:
Name:
Title:

JAMES N. CLARKE IRREVOCABLE TRUST

By:
Name:
Title:

ANDREA M. CLARKE IRREVOCABLE TRUST

By:
Name:
Title:

Signature Page to Recapitalization Agreement

JW OPPORTUNITIES FUND LLC

By:
Name:
Title:

JW PARTNERS, LP

By:
Name:
Title:

Signature Page to Recapitalization Agreement

C-CORP LLC OWNERS

ECP IV TS INVESTOR CO.

By:
Name:
Title:

EOS TS INVESTOR CO.

By:
Name:
Title:

Signature Page to Recapitalization Agreement

HCP – TS BLOCKER CORP.

By:
Name:
Title:

Signature Page to Recapitalization Agreement

C-CORP LLC OWNER PARENTS

EOS PARTNERS, L.P.

By:
Name:
Title:

EOS CAPITAL PARTNERS IV, L.P.

By:
Name:
Title:

Signature Page to Recapitalization Agreement

HIGHLAND CONSUMER FUND I-B LIMITED PARTNERSHIP

By:
Name:
Title:

Signature Page to Recapitalization Agreement